LIFE SYSTEMS CORP.

WARRANT

Neither this warrant nor the underlying shares of common stock have been registered under the Securities Act of 1933, as amended ("Securities Act"). This warrant or the underlying common shares may not be sold or transferred unless: (i) there is an effective registration covering the warrant or shares, as the case may be, under the Securities Act and applicable states securities laws; (ii) the Company first receives a letter from an attorney, acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act and applicable states securities laws; or, (iii) the transfer is made pursuant to rule 144 under the Securities Act.

BETWEEN: John Pia ("Holder")

[address]

AND:

Life Systems Corp. ("Company")

formerly Bio-Preserve International Corporation

a Nevada corporation

This Warrant, when fully executed by the Company and Holder, entitles the Holder to purchase the common voting stock ("Shares") of the Company, in the amounts and on the terms and conditions set out as follows:

Date of Warrant: June 1, 2001

Exercise Price per Share: One dollar and fifty cents ($1.50)*

Total Number of Shares Granted: 670,000

Total Exercise Price: $1,005,000.00

Vesting Date: December 1, 2001 (or earlier as provided for herein)

Expiration Date: May 31, 2003 at 4:00 p.m. (Seattle time)

* Subject to adjustment as described in following paragraph

NUMBER OF SHARES

This Warrant is granted by the Company to the Holder such that the Holder is now entitled to purchase Six Hundred and Seventy Thousand 670,000) shares of the common voting stock of the Company at the exercise price of $1.50 per share, and that such entitlement shall be effective for two years from the date hereof through to May 31, 2003. In the event the Company sells shares of its common stock in an equity financing after the date of this Warrant at a price per share below $1.50 then the exercise price of this Warrant shall be adjusted to the lowest price per share at which such equity financing was completed.

VESTING DATE

Holder shall be entitled to exercise this Warrant at any time from the Vesting Date as hereinafter defined until May 31, 2003 at 4:00 p.m. (Seattle time) ("Expiration Date").

For the purposes of this Warrant, "Vesting Date" shall mean the earlier of December 1, 2001 or such earlier date as shall be the earliest date on which the number of Shares held by the Holder, together with the number of Shares issuable hereunder and the number of other Shares which the Holder is deemed to be the beneficial owner of under section 13(d) of the Securities Exchange Act of 1934 totals less than 10% of the Shares then issued and outstanding

EXERCISE OF WARRANT

This Warrant is exercisable by delivery of an exercise notice, in the form attached as Exhibit A ("Exercise Notice"), which shall state the election to exercise the Warrant, the number of Shares in respect of which the Warrant is being exercised ("Exercised Shares"), and such other representations and agreements as may be required herein. The Exercise Notice shall be completed by the Holder and delivered to the Company. The Exercise Notice shall be accompanied by payment of an amount equal to the number of Exercised Shares multiplied by the Exercise Price per Share (the "Aggregate Exercise Price") as to all Exercised Shares. This Warrant shall be deemed to be exercised upon receipt by the Company of the fully executed Exercise Notice accompanied by the Aggregate Exercise Price.

ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES

In the event of any change in the issued and outstanding capital stock of the Company by reason of any stock dividend, split-up, recapitalization, exchange of shares, extraordinary or liquidating dividend, merger or other business combination or change in the capital structure of the Company, the number of Shares subject to this Warrant and the Warrant exercise price shall be appropriately and equitably adjusted so tat the Holder shall receive, upon exercise of this Warrant, the number and class of Shares or other securities or property that the Holder would have received in respect of the Shares purchasable upon exercise of the Warrant if the Warrant had been exercised immediately prior to such event. An adjustment made pursuant to this section shall become effective immediately after the effective date of such event retroactive to the record date, if any, of such event.

If there shall be any adjustment as provided above in this section or if securities or property other than shares of common stock of the Company shall become purchasable in lieu of shares of such common stock upon exercise of this Warrant, the Company shall cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder at the address of such Holder shown on the books of the Company, which notice shall set forth in reasonable detail the basis for the Holder becoming entitled to purchase such shares and the number of shares which may be purchased and the exercise price thereof, or the facts requiring any such adjustment and the price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant.

COMPLIANCE WITH APPLICABLE LAW

If required by the Company at the time of any exercise of the Warrant in order to comply with federal or state securities laws, as a condition to such exercise, the Employee shall enter into an agreement with the Company in form satisfactory to counsel for the Company by which the Holder: (i) shall represent that the Shares are being acquired for Holder's own account for investment and not with a view to, or for sale in connection with, any resale or distribution of such Shares; and, (ii) shall agree that if Holder should decide to sell, transfer, or otherwise dispose of any such Shares, Holder may do so only if the Shares are registered under the Securities Act and the relevant state securities law, unless, in the opinion of counsel for the Company, such registration is not required, or the transfer is pursuant to the Securities and Exchange Commission Rule 144.

METHOD OF PAYMENT

Payment of the Aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Holder:

(a) cash;

(b) certified or cashier's check;

TERM OF WARRANT

This Warrant may be exercised only within the period from the Vesting Date until the Expiration Date, both of which are set out above, and only in accordance with the terms of this Warrant Agreement.

The Company will cause the Shares to become the subject of a registration statement filed under the Act as soon as practicable after the date hereof, in accordance with the registration rights agreement attached hereto as Exhibit B.

SIGNATURES

Dated: June 1st, 2001 Dated: June 1st, 2001

LIFE SYSTEMS CORP.

/s/ Fereydoon Sadri /s/ John Pia

By: By:

Authorized Representative John Pia

By: _____________________________

Authorized Representative

EXHIBIT A

EXERCISE NOTICE

TO: LIFE SYSTEMS CORP.

Attention: Corporate Secretary

Effective as of today, ________________, 200_, the undersigned ("Holder") hereby elects to purchase ______________ shares ("Shares") of the Common Stock of Life Systems Corporation ("Company") pursuant to a Warrant dated June 1, 2001 ("Warrant"). Holder herewith delivers to the Company the full purchase price for the Shares of $_____________, as required by the Warrant.

Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Warrant. The Shares shall be issued to the Holder as soon as practicable after exercise of the Warrant. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

Holder understands that Holder may suffer adverse tax consequences as a result of Holder's purchase or disposition of the Shares. Holder represents that Holder has consulted with any tax consultants Holder deems advisable in connection with the purchase or disposition of the Shares and that Holder is not relying on the Company for any tax advice.

Submitted by: Accepted by:

Holder: Life Systems Corp.

Signature By

Print Name Its

Address: Address:

8717 - 148th Avenue

Redmond, WA 98052

Date Received:

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

DATE: June 1, 2001

BETWEEN: Life Systems Corp. ("Company")

a Nevada corporation

AND: John Pia ("Holder")

[address]

1.0 Definitions

1.1 "Act" means the Securities of 1933, as amended;

1.2 "Holder" means John Pia, or any person holding Registrable Securities to whom these registration rights have been transferred pursuant to paragraph 9 of this Agreement;

1.3 "Option Shares" means shares of the Company's voting stock which may be acquired by the Holder pursuant to a certain Option Agreement dated as of June 1, 2001 by and between the Holder and Messrs. Ian Middleton and Alexander von Kleist;

1.4 "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement;

1.5 "Subscription Shares" means shares of the Company's voting stock which have been acquired by the Holder pursuant to a certain Subscription Agreement dated as of June 1, 2001 by and between the Holder and the Company;

1.6 "Warrant" means a warrant entitling the Holder to purchase the common voting stock ("Shares") of the Company;

1.7 "Warrant Shares" means shares of the Company's common voting stock issuable or issued by the Company upon any exercise of the Warrant; and

1.8 The term "Registrable Securities" means (1) Warrant Shares, (2) Subscription Shares, (3) Option Shares, and (4) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Warrant Shares, the Subscription Shares and the Option Shares.

2.0 Company Registration

2.1 The Company will, as soon as practicable, and in any event on or before June 30, 2001, at the Company's cost and expense and at no cost or expense to the Holder except as set forth in paragraph 4 of this Agreement, file a registration statement to effect the registration of the Registrable Securities and use best efforts to cause such registration statement to become effective; provided that the Company shall only be obligated to take action to effect such registration pursuant to this subsection 2.1 once.

2.2 If at any time prior to the effective date of the registration statement contemplated under 2.1 hereof, the Company, either on its behalf or on behalf of any selling shareholder, proposes to register any of its stock under the Act in connection with the public offering of such securities on a form that would also permit the registration of the Registrable Securities, the Company shall cause to be registered under the Act all of the Registrable Securities at the Company's cost and expense and at no cost or expense to the Holder except as set forth in paragraph 4 of this Agreement.

3.0 Obligations of the Company

3.1 Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file as promptly as possible with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and cause such registration statement to become and remain effective, and, if any stop order shall be issued by the SEC in connection therewith, obtain the removal of such order, until the earlier of (i) the public sale of all of the Registrable Securities registered thereunder or (ii) the expiration of one year from the date of the final exercise of the Holder's Warrants.

.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provision of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders pro rata, then allocate all such expenses to the selling shareholders in the manner and to the extent required by such jurisdiction.

(e) At any time when a prospectus covered by such registration statement is required to be delivered under the Act within the appropriate period mentioned in Section 3.1(a) hereof, notify the Holder of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Holder, prepare, file and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(f) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Registrable Securities on Nasdaq.

(g) Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the Holder pursuant to the Registration Statement.

4.0 Registration Expenses

4.1 The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that the Holder shall be solely responsible for the fees of any counsel, accountants or other professionals retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by such Holder pursuant thereto.

5.0 Underwriting Requirements

5.1 If securities are proposed to be offered for sale pursuant to a registration statement by other security holders of the Company and the total number of securities to be offered by the holders of the Registrable Securities and such other selling security holders is required to be reduced pursuant to a request from a managing underwriter retained by the Company, and such request is consented to by the Holder, the aggregate number of Registrable Securities to be offered by the Holders pursuant to such registration statement shall be reduced, on a pro-rata basis, together with securities offered other selling security holders.

6.0 Indemnification

6.1 In the event any Registrable Securities are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act (collectively, the "Indemnified Parties"), against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Indemnified Party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 6.1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, and made in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Indemnified Party.

(b) Promptly after receipt by an Indemnified Party under this paragraph of notice of the commencement of any action, such Indemnified Party will, if a claim in respect hereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party is similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any Indemnified Party otherwise than under this paragraph.

7.0 Registrations on Form S-3

7.1 If (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this paragraph 7) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000), and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall cause such shares to be registered on Form S-3 (or any successor to Form S-3) and shall cause such Registrable Securities to be qualified in such jurisdiction as the Holder or Holders may reasonably request. The substantive provisions of Sections 3 and 4 shall be applicable to each registration initiated under this Section 3.

7.2 Holders' rights to registration under this paragraph 7 are in addition to, and not in lieu of, their rights to registration under paragraph 2.

8.0 Reports Under Securities Exchange Act of 1934

8.1 With a view to making available to the Holders the Benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement filed by the Company;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

(c) furnish to any Holder, so long as such Holder owns any of the Registrable Securities, forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

9.0 Transfer of Registration Rights

9.1 The registration rights of the Holder under this Agreement may be transferred to any transferee who acquires at least five thousand (5,000) Warrants; provided, however, that the transfer is done pursuant to the terms of the Warrant, and the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

10.0 Interpretive Provisions

10.1 Neither the giving of any notice by any Holder, the filing of a registration statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell any Registrable Securities.

10.2 This Agreement may only be amended by a written instrument executed by the Company and the Holder.

10.3 This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.4 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

10.5 Any party may give any notice, request, demand, claim, instruction, or other document under this section using any other means (including expedited courier, messenger service, telecopy, facsimile, telex, ordinary mail, or electronic mail) but no such notice, request, demand, claim, instruction, or other document shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended at the address stated above. Any party may change its address for any purpose by giving notice of the change of address to the other party in the manner provided in this section. Notice of the change of address shall be provided by first class mail, return receipt requested, to the respective parties at their addresses as initially set out above.

10.6 The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.7 Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

10.8 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Washington.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

Life Systems Corp. Holder

By______________________________ By "John Pia"

Its Authorized Representative John Pia

By______________________________

Its Authorized Representative